Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Health Care Services Portfolio

May 31, 2019

MED-QTLY-0719
1.802180.115

Schedule of Investments May 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
Diversified Consumer Services - 1.1%
Specialized Consumer Services - 1.1%
Service Corp. International	262,700	$11,524,649
Health Care Providers & Services - 95.6%
Health Care Distributors & Services - 5.1%
AmerisourceBergen Corp.	566,500	44,107,690
Covetrus, Inc. (a)	279,473	6,891,804
McKesson Corp.	17,265	2,108,747
		53,108,241
Health Care Facilities - 8.3%
Brookdale Senior Living, Inc. (a)	1,775,900	10,975,062
HCA Holdings, Inc.	416,800	50,416,128
Surgery Partners, Inc. (a)(b)	534,500	4,580,665
U.S. Physical Therapy, Inc.	76,400	8,534,644
Universal Health Services, Inc. Class B	109,300	13,066,815
		87,573,314
Health Care Services - 30.3%
1Life Healthcare, Inc. (a)(c)(d)	810,794	10,216,004
Amedisys, Inc. (a)	142,600	16,015,406
Chemed Corp.	73,700	24,169,178
Cigna Corp.	667,772	98,843,611
CVS Health Corp.	1,402,800	73,464,636
DaVita HealthCare Partners, Inc. (a)	746,792	32,425,709
Diplomat Pharmacy, Inc. (a)	171,850	793,947
Laboratory Corp. of America Holdings (a)	25,100	4,081,511
LHC Group, Inc. (a)	241,844	27,396,088
Quest Diagnostics, Inc.	330,100	31,659,891
		319,065,981
Managed Health Care - 51.9%
Anthem, Inc.	158,602	44,088,184
Centene Corp. (a)	911,200	52,621,800
Humana, Inc.	334,000	81,783,240
Molina Healthcare, Inc. (a)	279,500	39,761,670
Notre Dame Intermedica Participacoes SA	1,360,300	14,213,305
UnitedHealth Group, Inc.	1,075,950	260,164,712
Wellcare Health Plans, Inc. (a)	190,860	52,713,623
		545,346,534

TOTAL HEALTH CARE PROVIDERS & SERVICES		1,005,094,070

Health Care Technology - 0.8%
Health Care Technology - 0.8%
Teladoc Health, Inc. (a)(b)	142,529	8,283,785
Insurance - 1.5%
Insurance Brokers - 1.5%
eHealth, Inc. (a)	220,800	15,579,648
Software - 0.2%
Application Software - 0.2%
Benefitfocus, Inc. (a)	90,500	2,566,580
TOTAL COMMON STOCKS
(Cost $763,950,828)		1,043,048,732

Money Market Funds - 2.7%
Fidelity Cash Central Fund 2.41% (e)	16,160,719	16,163,951
Fidelity Securities Lending Cash Central Fund 2.42% (e)(f)	11,688,450	11,689,619
TOTAL MONEY MARKET FUNDS
(Cost $27,853,570)		27,853,570
TOTAL INVESTMENT IN SECURITIES - 101.9%
(Cost $791,804,398)		1,070,902,302
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(19,659,131)
NET ASSETS - 100%		$1,051,243,171

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,216,004 or 1.0% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
1Life Healthcare, Inc.	10/24/18	$10,078,169

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$29,991
Fidelity Securities Lending Cash Central Fund	6,101
Total	$36,092

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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